UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 8, 2017

TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-11919 (Commission File Number)	84-1291044 (I.R.S. Employer Identification Number)

9197 S. Peoria Street, Englewood, CO (Address of principal executive offices)	80112-5833 (Zip Code)

Registrant’s telephone number, including area code: 303-397-8100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On November 8, 2017, TeleTech Holdings, Inc. (the “Company”), through its subsidiary, TeleTech Services Corporation, a Colorado corporation, agreed to acquire all of the outstanding shares in Motif, Inc., a California corporation (“Motif”), a digital trust and safety services company with delivery centers in India and the Philippines, and approximately 2,800 employees.  The acquisition will be affected through two separate transactions.  In November, 2017, the Company will complete the acquisition of 70% of all outstanding shares in Motif from private equity and certain individual investors for $46.9 million, subject to customary representations and warranties, holdbacks, and working capital adjustments.  The Company also agreed to purchase the remaining 30% interest in Motif from Motif’s founders (“founders’ shares”) by no later than May, 2020 (“30% buyout period”).  The Company agreed to pay for the founders’ shares a purchase price equal to $5 million, plus a multiple of Motif’s fiscal year 2020’s adjusted normalized EBITDA, plus 30% of excess cash in the business at the time of the buyout; or if the buyout occurs prior to May 2020, $5 million, plus a multiple of the trailing twelve months, calculated based on  the then most recently completed monthly period ending prior to the date of the buyout triggering event.  The actual purchase price for the founders’ shares is undeterminable at this time, as it is a function of Motif’s future performance.  As a condition to the acquisition, the Motif founders agreed to stay with the acquired business, at least through the 30% buyout period, as part of the Company’s Customer Management Services segment, and not to compete with the Company with respect to the acquired business post buyout.

Item 2.02.  Results of Operations and Financial Condition.

On November 8, 2017, the Company issued a press release announcing financial results for the quarter ended September 30, 2017.

A copy of the November 8, 2017 press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02 and attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.

On November 8, 2017, TeleTech issued a press release announcing its acquisition of Motif.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information, including the press release attached hereto, furnished under this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1   Press release of TeleTech Holdings, Inc., dated November 8, 2017.

99.2   Press release of TeleTech Holdings, Inc., dated November 8, 2017

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Press release dated November 8, 2017

99.2 Press release dated November 8, 2017

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TeleTech Holdings, Inc. (Registrant)

Date: November 8, 2017	By:	/s/ Regina M. Paolillo
Regina M. Paolillo, Chief Financial Officer